EXHIBIT 99.1
------------


Accrued Interest Date:                                                                                   Collection Period Ending:
25-Jul-07                                                                                                                31-Jul-07
Distribution Date:                                BMW VEHICLE OWNER TRUST 2004-A                                          Period #
27-Aug-07                                         ------------------------------                                                39

------------------------------------------------------------------------------------------------------------------------------------

Balances
------------------------------------------------------------------------------------------------------------------------------------

                                                                               Initial        Period End
     Receivables                                                        $1,500,120,934      $146,325,286
     Reserve Account                                                        $9,683,915        $7,449,165
     Yield Supplement Overcollateralization                                $10,287,158          $722,742
     Class A-1 Notes                                                      $313,000,000                $0
     Class A-2 Notes                                                      $417,000,000                $0
     Class A-3 Notes                                                      $470,000,000                $0
     Class A-4 Notes                                                      $256,312,000                $0
     Class B Notes                                                         $33,521,000                $0

Current Collection Period
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Receivables Outstanding                                    $162,284,040
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                 $11,843,431
           Receipts of Pre-Paid Principal                                   $3,895,705
           Liquidation Proceeds                                               $123,157
           Principal Balance Allocable to Gross Charge-offs                    $96,461
        Total Receipts of Principal                                        $15,958,754

        Interest Distribution Amount
           Receipts of Interest                                               $733,579
           Servicer Advances                                                    $8,920
           Reimbursement of Previous Servicer Advances                              $0
           Accrued Interest on Purchased Receivables                                $0
           Recoveries                                                          $35,435
           Net Investment Earnings                                             $29,964
        Total Receipts of Interest                                            $807,898

        Release from Reserve Account                                                $0

     Total Distribution Amount                                             $16,670,191

     Ending Receivables Outstanding                                       $146,325,286

Servicer Advance Amounts
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Unreimbursed Previous Servicer Advance                  $573,334
     Current Period Servicer Advance                                            $8,920
     Current Reimbursement of Previous Servicer Advance                             $0
     Ending Period Unreimbursed Previous Servicer Advances                    $582,254

Collection Account
------------------------------------------------------------------------------------------------------------------------------------

     Deposits to Collection Account                                        $16,670,191
     Withdrawals from Collection Account
        Servicing Fees                                                        $135,237
        Class A Noteholder Interest Distribution                              $353,960
        First Priority Principal Distribution                                       $0
        Class B Noteholder Interest Distribution                               $98,328
        Regular Principal Distribution                                     $15,856,641
        Reserve Account Deposit                                                     $0
        Unpaid Trustee Fees                                                         $0
        Excess Funds Released to Depositor                                    $226,025
     Total Distributions from Collection Account                           $16,670,191


                                                                     Page 1 of 3




Accrued Interest Date:                                                                                   Collection Period Ending:
25-Jul-07                                                                                                                31-Jul-07
Distribution Date:                                BMW VEHICLE OWNER TRUST 2004-A                                          Period #
27-Aug-07                                         ------------------------------                                                39

------------------------------------------------------------------------------------------------------------------------------------
Excess Funds Released to the Depositor
------------------------------------------------------------------------------------------------------------------------------------
        Release from Reserve Account                                                $0
        Release from Collection Account                                       $226,025
     Total Excess Funds Released to the Depositor                             $226,025

Note Distribution Account
------------------------------------------------------------------------------------------------------------------------------------

     Amount Deposited from the Collection Account                          $16,308,929
     Amount Deposited from the Reserve Account                                      $0
     Amount Paid to Noteholders                                            $16,308,929

Distributions
------------------------------------------------------------------------------------------------------------------------------------


     Monthly Principal Distributable Amount                            Current Payment    Ending Balance    Per $1,000      Factor
     Class A-1 Notes                                                                $0                $0         $0.00       0.00%
     Class A-2 Notes                                                                $0                $0         $0.00       0.00%
     Class A-3 Notes                                                                $0                $0         $0.00       0.00%
     Class A-4 Notes                                                      $127,937,409                $0       $499.15       0.00%
     Class B Notes                                                         $33,521,000                $0     $1,000.00       0.00%

     Interest Distributable Amount                                     Current Payment        Per $1,000
     Class A-1 Notes                                                                $0             $0.00
     Class A-2 Notes                                                                $0             $0.00
     Class A-3 Notes                                                                $0             $0.00
     Class A-4 Notes                                                          $353,960             $1.38
     Class B Notes                                                             $98,328             $2.93



Carryover Shortfalls
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Prior Period Carryover  Current Payment    Per $1,000
     Class A-1 Interest Carryover Shortfall                                         $0                $0            $0
     Class A-2 Interest Carryover Shortfall                                         $0                $0            $0
     Class A-3 Interest Carryover Shortfall                                         $0                $0            $0
     Class A-4 Interest Carryover Shortfall                                         $0                $0            $0
     Class B Interest Carryover Shortfall                                           $0                $0            $0


Receivables Data
------------------------------------------------------------------------------------------------------------------------------------

                                                                      Beginning Period     Ending Period
     Number of Contracts                                                        23,332            22,298
     Weighted Average Remaining Term                                             15.38             14.50
     Weighted Average Annual Percentage Rate                                     4.63%             4.64%

     Delinquencies Aging Profile End of Period                           Dollar Amount        Percentage
        Current                                                           $127,739,537            87.30%
        1-29 days                                                          $13,996,463             9.57%
        30-59 days                                                          $3,298,149             2.25%
        60-89 days                                                            $505,359             0.35%
        90-119 days                                                           $135,806             0.09%
        120-149 days                                                          $649,972             0.44%
        Total                                                             $146,325,286           100.00%
        Delinquent Receivables +30 days past due                            $4,589,286             3.14%



                                                                     Page 2 of 3


Accrued Interest Date:                                                                                   Collection Period Ending:
25-Jul-07                                                                                                                31-Jul-07
Distribution Date:                                BMW VEHICLE OWNER TRUST 2004-A                                          Period #
27-Aug-07                                         ------------------------------                                                39

------------------------------------------------------------------------------------------------------------------------------------

     Write-offs
        Gross Principal Write-Offs for Current Period                          $96,461
        Recoveries for Current Period                                          $35,435
        Net Write-Offs for Current Period                                      $61,026

        Cumulative Realized Losses                                          $7,571,159


     Repossessions                                                       Dollar Amount             Units
        Beginning Period Repossessed Receivables Balance                      $363,374                28
        Ending Period Repossessed Receivables Balance                         $271,942                28
        Principal Balance of 90+ Day Repossessed Vehicles                      $29,728                 2



Yield Supplement Overcollateralization
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount                                         $824,855
     Beginning Period Amount                                                  $824,855
     Ending Period Required Amount                                            $722,742
     Current Period Release                                                   $102,113
     Ending Period Amount                                                     $722,742
     Next Distribution Date Required Amount                                   $628,022

Reserve Account
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount                                       $7,449,165
     Beginning Period Amount                                                $7,449,165
     Net Investment Earnings                                                   $29,964
     Current Period Deposit                                                         $0
     Current Period Release to Collection Account                                   $0
     Current Period Release to Depositor                                            $0
     Ending Period Required Amount                                          $7,449,165
     Ending Period Amount                                                   $7,449,165


                                                                     Page 3 of